Exhibit 23.1               Consent of Muldoon, Murphy & Faucette


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                                                         EXHIBIT 23.1

                                    CONSENT




         We hereby consent to the references to this firm in the Registration Statement on Form SB-2 filed by State Capital Bancorp, Inc. and all amendments.


                                                    MULDOON, MURPHY & FAUCETTE



Dated this ____ day of
January, 1997